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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



              Date of report (Date of
              earliest event reported):                   November 3, 1999


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                      000-21261                  13-3787366
    (State or Other               (Commission                (I.R.S. Employer
    Jurisdiction                  File Number)               Identification No.)
    of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On November 3, 1999, Viatel, Inc., a Delaware corporation (the "Company"), announced its financial results for the third quarter ended September 30, 1999. A copy of this release is attached hereto and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibit is filed with this Report.

Exhibit No.                Description.

99.1                       Press release of the Company, dated November 3, 1999.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VIATEL, INC.



Date:  November 3, 1999           By: /s/ JAMES P. PRENETTA
                                     ------------------------------------
                                     Name:  James P. Prenetta
                                     Title: Vice President and General Counsel



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EXHIBIT LIST




Exhibit No.       Description.

99.1              Press release of the Company, dated November 3, 1999.